Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,212,932.30
Total Transaction Valuation	8,783,000,000.00
Total Offset Amount	0.00
Net Fee	$ 1,212,932.30